UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): April 25, 2001




                                E*COMNETRIX INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Canada                    0-30058                       Not Applicable
--------------------     ------------------------          ---------------------
 (Jurisdiction of        (Commission file number)            (I.R.S. Employer
   incorporation)                                            Identification No.)


                          180 Grand Avenue, Suite 450
                           Oakland, California 94612
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (415) 331-5111




                                 Not Applicable
       -------------------------------------------------------------------
             (Former name or address, if changed since last report)

ITEM 5.  OTHER EVENTS

On April 25, 2001, E*Comnetrix Inc. (the "Company") restructured and streamlined its workforce by eliminating 12 jobs, consisting of nine full-time and three part-time positions. The Company now has 21 full-time employees.


ITEM 9. REGULATION FD DISCLOSURE

        Exhibit
        Number       Description
        ------       -----------
         99.1        News Release dated April 25, 2001

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.





May 2, 2001                        /s/ Mark M. Smith
----------------                   ---------------------------------------------
(Date)                             Mark M. Smith
                                   President